INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13 – INCOME TAXES

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The deferred tax assets (liabilities) at December 31, 2024 and 2023 consist of net operating loss carryforwards and differences in the book basis and tax basis of intangible assets.

The items accounting for the difference between income taxes at the effective statutory rate and the provision for income taxes for the years ended December 31, 2024 and 2023 were as follows:

	Years Ended December 31,
	2024	2023
Income tax benefit at U.S. statutory rate of 21%	$(2,260,536)	$(2,360,761)
State income taxes	(387,520)	(404,702)
Non-deductible expenses	164,156	271,648
Change in valuation allowance	2,483,901	2,493,815
Total provision for income tax	$—	$—

The Company’s approximate net deferred tax assets as of December 31, 2024 and 2023 were as follows:

	December 31,
	2024	2023
Deferred Tax Asset (Liability):
Net operating loss carryforward	$15,313,305	$12,318,836
Intangible assets	(537,017)	(84,823)
Allowance for bad debt	(58,375)	—
Gross deferred tax assets	14,717,913	12,234,013
Valuation allowance	(14,717,913)	(12,234,013)
Net deferred tax assets	$—	$—

The gross operating loss carryforward was approximately $62,249,209 and $50,076,569 at December 31, 2024 and 2023, respectively. The Company provided a valuation allowance equal to the net deferred income tax assets for the years ended December 31, 2024, and 2023 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward and other deferred tax assets. The increase in the valuation allowance was $2,483,900 in 2024.

The potential tax benefit arising from the net operating loss carryforward of $4,357,876 from the period prior to January 1, 2018, will expire in 2037. The potential tax benefit arising from the net operating loss carryforward of $10,360,037 generated after January 1, 2018 can be carried forward indefinitely within the annual usage limitations.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income is subject to an annual limitation as a result of ownership or business changes that may occur in the future. The Company has not conducted a study to determine the limitations on the utilization of these net operating loss carryforwards. If necessary, the deferred tax assets will be reduced by any carryforward that may not be utilized or expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance.

The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2023, 2022 and 2021 Corporate Income Tax Returns are subject to Internal Revenue Service examination.